EXHIBIT 23.2

                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement of XDOGS, Inc. (formerly known as Xdogs.com and The Sled Dogs Company) on Form S-8 of our report dated June 26, 2000, which is included in the Annual Report on Form 10-KSB/A (No. 2) of XDOGS, Inc. for the year ended March 31, 2001.


                                          /s/ McGladrey & Pullen, LLP
                                          ---------------------------
                                          McGladrey & Pullen, LLP

Minneapolis, Minnesota
November 13, 2001